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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                January 19, 2000

                         Commission File Number: 1-13327

                            Century Industries, Inc.
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             (Exact name of Registrant as specified in its charter)

     District of Columbia                            54-1666769
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 (State or other jurisdiction of                  (I.R.S. Employer
  incorporation of organization)                 Identification No.)

          2106 New Road
           Suite C-4
           Linwood  NJ                                  08221
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(Address of principal executive offices)              (Zip Code)

       Registrant's telephone number, including area code: (609) 601-2344.

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 of 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

                         (1) Yes X  No
                                ---   ---
                         (2) Yes X  No
                                ---   ---



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ITEM 1. CHANGE OF CONTROL

By virtue of the results of the annual meeting of the shareholders, a meeting of the shareholders pursuant to Section 29-375 of the Code of the District of Columbia, and the recently executed Contract for Sale and Purchase of Assets signed December 13, 1999, by and between Registrant and Worldwide Network, Inc.. ("Worldwide"), a New Jersey corporation, the Registrant has acquired all of the assets of Worldwide and the Board of Directors of the Registrant has been completely replaced with the Board of Worldwide, as is contemplated by the Contract for Sale and Purchase of Assets.

The transaction was completed on December 30, 1999 by virtue of shareholder approval at the Registrant's annual meeting of the Contract for Sale and Purchase of Assets between the Registrant and Worldwide. As a result of the execution of this Contract and the annual meeting of the shareholders of Registrant, 85,00,000 million common voting shares of the Registrant are to be distributed to certain shareholders of Worldwide. This Contract was voted for and approved by the shareholders at the annual meeting, and the transaction constituted a sale of assets in compliance with Section 29-375 of the Code of the District of Columbia. The shareholders further ratified a resolution pursuant to Section 29-375, to transfer the assets of Century to Globex, Ltd., as consideration for 1,800,000 common shares of Globespan Technology Group, Ltd. to be distributed proportionately to the shareholders of Century. Finally, the shareholders voted to eliminate the previous distinction between the "Class A" and "Class B" common voting shares of the Registrant in favor of a single unitary class of common voting stock.

The new Board of Directors of the Registrant as elected by the shareholders at the annual meeting is as follows: Wade Cordell, Chairman of the Board, Ronald Howell, Director and President, Carl Valore, Director and Chief Executive Officer, and Thomas L. Murphy, Director and Chief Financial Officer.

The new control shareholders and their share ownership of Century Industries, Inc. is as follows:

B. Wade Cordell - 12,000,000 shares
Ronald Howell   -  9,000,000 shares
William Hayes   -  9,000,000 shares
Carl Valore     - 13,000,000 shares
William Money   -  9,000,000 shares
Thomas Murphy   -  1,000,000 shares

Additionally, there were 32,000,000 shares issued to 28 non affiliates and the other Worldwide Network shareholders.

Registrant states that pursuant to the requirements of Item 403 (c) of Regulation S-K (Section 229.403 (c)), there exists no arrangements other than those known to Registrant by virtue of the aforedescribed Contract, such as a pledge by any party, of securities of the parent or any subsidiary of Registrant, the operation of which would further change control of Registrant at a future date.

ITEM 2. ACQUISITION OF ASSETS

By virtue of the results of the annual meeting of the shareholders of the Registrant, a meeting of the shareholders pursuant to Section 29-375 of the Code of

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the District of Columbia, and the recently executed Contract for Sale and
Purchase of Assets signed December 13, 1999, by and between Registrant and Worldwide Network, Inc.. ("Worldwide"), a New Jersey corporation, the Registrant has acquired all of the assets of Worldwide and the Board of Directors of the Registrant has been completely replaced with the Board of Worldwide, as is contemplated by the Contract for Sale and Purchase of Assets.

The transaction occurred on December 30, 1999 by virtue of shareholder approval at the Registrant's annual meeting of the Contract for Sale and Purchase of Assets between the Registrant and Worldwide. As a result of the execution of this Contract and the annual meeting of the shareholders of Registrant, 85,00,000 million common voting shares of the Registrant are to be distributed to certain shareholders of Worldwide. Additionally, the shareholder voted to eliminated the previous distinction between the "Class A" and "Class B" common voting shares of the Registrant in favor of a single unitary class of common voting stock. This Contract was voted for and approved by the shareholders at the annual meeting, and the transaction constituted a sale of assets in compliance with Section 29-375 of the Code of the District of Columbia.

The new Board of Directors of the Registrant as elected by the shareholders at the annual meeting is as follows: Wade Cordell, Chairman of the Board, Ronald Howell, Director and President, Carl Valore, Director and Chief Executive Officer, and Thomas L. Murphy, Director and Chief Financial Officer.

Prior to the above mentioned meetings and the execution of the Contract, there existed no material relationship between any of the new Directors/Officers of the Registrant and the old Directors and Officers of the Registrant, the Registrant's affiliates or any associate of any such director or officer.

None of the assets acquired by the Registrant constituted plant, equipment or other physical property.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial information regarding the acquisition by the Registrant of the assets of Worldwide shall be provided within 75 days from the date of acquisitions, as is prescribed by Section 210.3-05(b)(4)(ii).

(b) Pro forma financial information regarding the acquisition by the Registrant of the assets of Worldwide are as follows (these pro forma financial statements include information on Registrant as of the most recent filing period, September 30, 1999 as required; however, management notes that the balance sheet items and profit and loss information for Century Industries no longer exists as of December 31, 1999. As a result of shareholder approval, Century has divested itself of all assets and revenues other than those of Worldwide at 12-30-99):


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                       Pro Forma Balance Sheet at 9/30/99

                                     Assets

                                        Registrant          Worldwide      Consolidated
Current Assets
---------------
Cash and Cash Equiv.                    $  228,463           (20,059)          208,404
Accounts Receivable                      3,850,375            (1,500)        3,848,875
Notes Receiv.                                   --           634,000           634,000
Inventory                                  139,839           917,756         1,057,595
Mkt. Securities                            341,733                --           341,733
Other current assets                         8,200                --             8,200
                                        ----------        ----------        ----------
Total current assets                     4,568,610         1,530,197         6,098,807

Property & Equipment
--------------------
Land & Bldg                                378,269                --           378,269
Software & Computers                        85,543           107,092           192,635
Furn & fixtures                             87,679             2,597            90,276
Machinery & equipment                       46,732                --            46,732
Transportation equip                       140,178                --           140,178
Leasehold improvements                      92,207                --            92,207
 Less: Accum. Dep.)                       (432,266)          (16,141)         (448,407)
                                        ----------        ----------        ----------
Net Property & equip                       398,343            93,546           491,889

Other Assets
------------
Investments                                686,523                --           686,523
Security deposits                           16,232           656,000           672,232
Goodwill: Net                              511,577                --           511,577
Other assets                                (9,471)               --            (9,471)
                                        ----------        ----------        ----------
Total other assets                       1,204,861           656,000         1,860,861

Total Assets                             6,171,814         2,279,743         8,451,557


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                        Liabilities & Shareholders Equity

                                   Liabilities

                            Registrant      Worldwide        Combined
                            ----------      ---------        --------
Current Liabilities
-------------------
Accounts payable              2,003,933      608,560        2,612,493
Current Maturities              558,683      784,752        1,343,435
Notes payable                    74,891      173,100          247,991
Advances from S'holders             100       37,500           37,600
Accrued expenses                 33,236      145,537          178,773
Dividends payable                 1,950           --            1,950
                              ---------    ---------        ---------
  Total curr. lia             2,672,793    1,749,452        4,422,245
Long term less curr.            334,986           --          334,986
  Total liabilities           3,007,779    1,749,452        4,757,231
                              ---------    ---------        ---------

Minority interest                14,207           --               --

                                        Stockholders Equity
Preferred Stock                   1,000           --            1,000
Common stock                     13,830           --           13,830
Additional paid
 in capital                   4,027,785      908,516        4,936,301
Retained Deficit               (874,235)    (378,225)      (1,252,460)
Total shareholders
         equity               3,149,830      530,291        3,698,671

Total liabilities and
  shareholders equity         6,171,814    2,279,743        8,451,557



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                    Income Statement at 12/31/98 and 9/30/99

                                 Century       Century      Worldwide           Consolidated
                                 12/31/98      9/30/99      9/30/99           Proforma 9/30/99
                                ----------------------------------------------------------------------
Sales                            12,008,896    7,473,067    1,636,626            9,109,693
Cost of Sales                     7,563,425    4,359,496      504,800            4,864,296
                                -----------   ----------   ----------            ---------
Gross Profit                      4,445,471    3,113,571    1,131,826            4,245,397

Operating Costs
---------------
Payroll expense                   1,593,926      918,808       12,989              931,797
Professional fees                   802,775      252,342      592,472              844,814
Travel & entertainment              281,192      124,546      216,698              341,244
Bad Debts                           168,685           --           --                   --
Depreciation                        420,217      142,061           --              142,061
General and Admin                 2,589,347      999,054      159,653            1,158,707
Start Up Expense                         --           --      116,549              116,549

Total operating costs             5,856,142    2,436,810    1,098,361            3,535,171

Other Income (Expense)             (549,381)    (213,859)          --             (213,859)

Income Tax Benefit                  854,800           --           --                   --

Net Income (Loss)                (1,105,252)     462,902       33,464              496,366

Earnings per share                  (.14)         (.03)          .02                 .03



(All numbers for Worldwide are unaudited).


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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                Century Industries, Inc.


January 19, 2000                                /s/ Carl Valore
                                                --------------------------------
                                                Carl Valore
                                                Chief Executive Officer